Exhibit 99.1
                                 ------------

CWHEQ 2006-S2


                                                                  Exhibit 99.1
                                                                  ------------


                                                           Loan Programs

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                   Average       Weighted     Average      Weighted     Original
                          Number      Aggregate                   Principal       Average    Remaining      Average     Combined
                            of        Principal       % of         Balance        Current     Term to        FICO       Loan-to-
                         Mortgage      Balance      Mortgage     Outstanding      Mortgage    Maturity      Credit       Value
Loan Program               Loans     Outstanding      Loans          ($)          Rate (%)    (Months)       Score      Ratio (%)
-------------           ---------- --------------  ----------- --------------- ------------ ------------ ------------ ------------
 10 Year Term........         533  $   17,600,205      1.68%        33,021         7.750       119.83         713         77.4
 15 Year Term........       7,965     335,004,653     31.91         42,060         7.791       179.85         709         81.5
 20 Year Term........          55       3,096,957      0.29         56,308         9.808       238.12         681         92.3
 25 Year Term........           1          29,156       (1)         29,156         9.118       299.00         662         99.4
 30 Year Term........         136       6,077,310      0.58         44,686         9.005       357.81         703         92.3
 30/10 Balloon.......           1          59,855      0.01         59,855         8.575       116.00         681         99.4
 30/15 Balloon.......      13,443     688,131,856     65.54         51,189         8.227       179.54         714         88.9
                      ------------------------------------------
  Total..............      22,134  $1,049,999,992    100.00%
                      ==========================================
------------
(1) Less than 0.01%.



                                               Original Terms to Stated Maturity(1)


                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                   Average       Weighted     Average      Weighted     Original
                          Number      Aggregate                   Principal       Average    Remaining      Average     Combined
                            of        Principal       % of         Balance        Current     Term to        FICO       Loan-to-
Original Term            Mortgage      Balance      Mortgage     Outstanding      Mortgage    Maturity      Credit       Value
to Maturity (Months)       Loans     Outstanding      Loans          ($)          Rate (%)    (Months)       Score      Ratio (%)
---------------------   ---------- --------------  ----------- --------------- ------------ ------------ ------------ ------------
120..................        534   $   17,660,060        1.68%     33,071         7.753        119.82         713         77.5
180..................     21,408    1,023,136,509       97.44      47,792         8.084        179.64         712         86.5
240..................         55        3,096,957        0.29      56,308         9.808        238.12         681         92.3
300..................          1           29,156         (2)      29,156         9.118        299.00         662         99.4
360..................        136        6,077,310        0.58      44,686         9.005        357.81         703         92.3
                      ------------------------------------------
  Total..............     22,134   $1,049,999,992      100.00%
                      ==========================================
------------
(1)  As of the Cut-off Date, the weighted average original term to stated
     maturity of the Mortgage Loans was approximately 180 months.

(2)  Less than 0.01%.


CWHEQ 2006-S2


                                            Current Mortgage Loan Principal Balances(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
Range of                     Number       Aggregate                  Principal     Average    Remaining     Average     Combined
Current Mortgage               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Loan Principal              Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Balances($)                   Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
0.01 - 25,000.00..........     5,420   $  101,316,214      9.65%       18,693        8.290       177.85       716         86.7
25,000.01 - 50,000.00.....     9,657      351,955,580     33.52        36,446        8.167       179.76       714         87.9
50,000.01 - 75,000.00.....     3,942      241,535,318     23.00        61,272        8.098       180.32       710         86.8
75,000.01 - 100,000.00....     1,772      155,898,493     14.85        87,979        7.972       180.11       708         85.1
100,000.01 - 150,000.00...       937      115,076,372     10.96       122,814        8.024       179.40       711         85.0
150,000.01 - 200,000.00...       290       51,322,443      4.89       176,974        7.903       180.72       713         83.6
200,000.01 - 250,000.00...        75       17,076,634      1.63       227,688        7.547       184.91       716         82.2
250,000.01 - 300,000.00...        17        4,795,004      0.46       282,059        7.230       179.52       717         79.3
300,000.01 - 350,000.00...         1          345,285      0.03       345,285        7.500       178.00       733         95.0
350,000.01 - 400,000.00...         9        3,461,327      0.33       384,592        8.673       179.67       711         80.6
400,000.01 - 450,000.00...         5        2,144,500      0.20       428,900        8.096       180.00       706         89.3
450,000.01 - 500,000.00...         4        1,996,234      0.19       499,059        6.813       179.00       753         75.2
500,000.01 - 550,000.00...         2        1,070,000      0.10       535,000        9.159       180.00       705         91.7
550,000.01 - 600,000.00...         1          599,587      0.06       599,587        7.875       179.00       650         76.4
650,000.01 - 700,000.00...         1          657,000      0.06       657,000        6.500       180.00       737         79.9
700,000.01 - 750,000.00...         1          750,000      0.07       750,000        6.625       180.00       711         89.7
                          ------------------------------------------
  Total...................    22,134   $1,049,999,992    100.00%
                          ==========================================
-----------
(1)  As of the Cut-off Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $47,438.


CWHEQ 2006-S2



                                           State Distribution of Mortgaged Properties(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
                            Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
State                         Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
Alabama...............         564   $   19,081,475       1.82%      33,832         7.882        179.33        712         90.9
Alaska................          59        3,014,315       0.29       51,090         8.826        179.53        695         89.1
Arizona...............         800       38,908,246       3.71       48,635         7.933        179.28        713         84.3
Arkansas..............           2           27,834        (2)       13,917         8.867        199.32        681         89.6
California............       3,175      233,840,860      22.27       73,651         7.850        179.53        711         80.3
Colorado..............         982       44,670,295       4.25       45,489         8.217        180.39        723         91.0
Connecticut...........         199       10,877,463       1.04       54,661         8.039        182.46        705         84.4
Delaware..............          62        2,810,112       0.27       45,324         8.325        180.00        702         88.4
District of Columbia..          27        1,837,993       0.18       68,074         8.129        177.42        712         81.5
Florida...............       1,199       61,272,817       5.84       51,103         7.997        180.94        709         82.7
Georgia...............         667       26,131,152       2.49       39,177         8.186        181.68        713         91.4
Hawaii................         115        8,811,823       0.84       76,625         7.702        182.15        707         75.7
Idaho.................         337       12,517,646       1.19       37,144         7.891        178.27        713         87.6
Illinois..............         544       23,456,007       2.23       43,118         8.476        178.82        711         89.4
Indiana...............         481       15,076,519       1.44       31,344         8.216        177.74        713         92.6
Iowa..................         132        3,955,225       0.38       29,964         8.617        182.08        719         91.8
Kansas................         125        4,240,680       0.40       33,925         8.240        178.84        717         92.3
Kentucky..............         367       12,367,731       1.18       33,700         7.770        178.65        717         91.8
Louisiana.............         140        5,093,976       0.49       36,386         8.093        177.41        714         90.2
Maine.................          57        2,303,928       0.22       40,420         7.940        177.47        702         83.5
Maryland..............         434       25,699,119       2.45       59,215         8.402        179.95        707         85.0
Massachusetts.........         428       24,973,207       2.38       58,349         7.828        180.46        708         84.0
Michigan..............       1,094       38,458,690       3.66       35,154         7.902        179.08        714         90.7
Minnesota.............         384       17,410,753       1.66       45,341         8.288        180.04        716         91.1
Mississippi...........          87        2,894,462       0.28       33,270         7.868        176.61        711         90.7
Missouri..............         524       17,753,973       1.69       33,882         8.042        178.82        709         89.9
Montana...............         122        4,536,613       0.43       37,185         7.796        178.62        716         85.3
Nebraska..............          72        2,198,205       0.21       30,531         8.369        182.98        719         92.1
Nevada................         625       34,326,053       3.27       54,922         8.362        179.63        719         89.0
New Hampshire.........         105        5,497,666       0.52       52,359         7.805        179.05        710         86.6
New Jersey............         461       24,912,390       2.37       54,040         8.269        179.40        704         84.5
New Mexico............         158        6,524,415       0.62       41,294         8.419        178.45        707         89.5
New York..............         641       39,629,276       3.77       61,824         7.934        179.15        705         82.1
North Carolina........         446       15,910,758       1.52       35,674         8.567        180.25        708         91.4
North Dakota..........          17          555,412       0.05       32,671         7.992        179.50        715         90.3
Ohio..................         844       27,506,960       2.62       32,591         8.010        178.88        714         92.6
Oklahoma..............         211        6,690,977       0.64       31,711         8.561        180.67        714         91.5
Oregon................         599       27,957,999       2.66       46,674         7.865        179.56        714         88.5
Pennsylvania..........         525       22,408,357       2.13       42,683         8.485        180.78        708         87.7
Rhode Island..........          71        3,687,507       0.35       51,937         7.649        176.85        705         83.9
South Carolina........         158        5,260,318       0.50       33,293         8.376        197.81        711         89.8
South Dakota..........          31        1,025,006       0.10       33,065         8.267        177.34        714         90.8
Tennessee.............         458       16,805,188       1.60       36,693         7.929        178.87        716         91.9
Texas.................       1,245       38,142,542       3.63       30,637         8.421        181.75        727         94.9
Utah..................         543       20,716,575       1.97       38,152         8.504        178.87        718         90.7
Vermont...............          13          550,342       0.05       42,334         8.748        185.66        699         79.5
Virginia..............         572       32,477,773       3.09       56,779         8.313        180.74        712         85.6
Washington............         687       33,309,864       3.17       48,486         8.629        179.30        711         89.0
West Virginia.........          45        1,692,356       0.16       37,608         8.777        181.00        702         85.5
Wisconsin.............         442       17,792,321       1.69       40,254         7.888        178.88        708         88.5
Wyoming...............          58        2,398,821       0.23       41,359         8.208        181.30        715         87.2
                          ------------------------------------------
  Total...............      22,134   $1,049,999,992     100.00%
                          ==========================================


 ---------
 (1) As of the Cut-off Date, no more than approximately 0.197% of the Mortgage
     Loans was secured by mortgaged properties located in any one postal zip code area.
 (2) Less than 0.01%.


CWHEQ 2006-S2



                                             Original Combined Loan-to-Value Ratios(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
Range of Original            Number       Aggregate                  Principal     Average    Remaining     Average     Combined
Combined                       of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Loan-to-Value               Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Ratios (%)                    Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
0.01 - 50.00..........         694    $   32,706,665        3.11%      47,128        7.204      176.62        725         39.8
50.01 - 55.00.........         301        15,818,978        1.51       52,555        7.185      178.12        716         52.6
55.01 - 60.00.........         438        24,397,728        2.32       55,703        7.093      178.88        716         57.7
60.01 - 65.00.........         555        31,229,361        2.97       56,269        7.160      178.14        715         62.6
65.01 - 70.00.........         722        41,076,323        3.91       56,892        7.145      178.03        714         67.8
70.01 - 75.00.........         721        41,141,756        3.92       57,062        7.325      178.62        711         72.8
75.01 - 80.00.........       1,277        73,879,703        7.04       57,854        7.516      180.10        708         78.1
80.01 - 85.00.........       1,525        72,940,897        6.95       47,830        7.672      179.10        709         82.9
85.01 - 90.00.........       5,511       235,113,718       22.39       42,663        8.150      179.76        707         88.8
90.01 - 95.00.........       4,704       211,188,992       20.11       44,896        8.264      180.46        706         94.0
95.01 - 100.00........       5,686       270,505,870       25.76       47,574        8.784      180.81        720         99.4
                          ------------------------------------------
  Total...............      22,134    $1,049,999,992      100.00%
                          ==========================================
---------
 (1) As of the Cut-off Date, the weighted average original Combined
     Loan-to-Value Ratio of the Mortgage Loans was approximately 86.40%.



                                                     Current Mortgage Rates(1)


                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
Range of Current               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Mortgage                    Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Rates (%)                    Loans       Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
4.501 - 5.000........            4    $      145,694       0.01%      36,424         5.000       180.00        760         69.5
5.001 - 5.500........           67         4,218,082       0.40       62,956         5.381       178.95        729         74.4
5.501 - 6.000........          388        25,443,969       2.42       65,577         5.887       178.29        722         74.9
6.001 - 6.500........          989        62,539,692       5.96       63,235         6.372       179.58        727         75.7
6.501 - 7.000........        3,259       176,308,477      16.79       54,099         6.835       179.08        722         77.6
7.001 - 7.500........        3,593       166,472,169      15.85       46,332         7.331       179.43        718         84.3
7.501 - 8.000........        3,449       153,264,365      14.60       44,437         7.820       178.92        714         88.3
8.001 - 8.500........        2,737       120,446,747      11.47       44,007         8.331       179.74        711         90.7
8.501 - 9.000........        2,703       115,950,426      11.04       42,897         8.810       179.83        705         91.7
9.001 - 9.500........        1,615        71,206,122       6.78       44,090         9.306       180.59        706         92.4
9.501 - 10.000.......        1,522        68,339,929       6.51       44,901         9.805       181.15        699         92.9
10.001 - 10.500......          765        33,400,267       3.18       43,660        10.330       181.47        692         93.1
10.501 - 11.000......          485        23,203,419       2.21       47,842        10.777       184.39        689         94.0
11.001 - 11.500......          239        11,690,128       1.11       48,913        11.306       179.35        687         93.2
11.501 - 12.000......          165         9,514,529       0.91       57,664        11.789       185.87        698         94.6
12.001 - 12.500......           64         3,245,169       0.31       50,706        12.284       183.68        681         95.0
12.501 - 13.000......           49         2,500,165       0.24       51,024        12.832       190.88        674         94.7
13.001 - 13.500......           30         1,131,040       0.11       37,701        13.300       203.51        683         95.3
13.501 - 14.000......            8           857,798       0.08      107,225        13.770       179.33        663         93.6
Greater than 14.000..            3           121,805       0.01       40,602        14.288       178.94        638         90.9
                          ------------------------------------------
  Total...............      22,134    $1,049,999,992     100.00%
                          ==========================================

----------
(1)  The current mortgage rates listed in the table above include premiums related to the Mortgage Insurance Policy. As of the Cut-off Date, the
     weighted average current mortgage rate of the Mortgage Loans was approximately 8.089% per annum. As of the Cut-off Date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged in connection with the Mortgage Insurance Policy, the Master
     Servicing Fees and the Trustee Fee was approximately 6.757% per annum.


CWHEQ 2006-S2



                                                   Types of Mortgaged Properties

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
                            Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Property Type                 Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
Single Family Residence....   15,704   $  737,134,154     70.20%       46,939        7.992       179.54        710         85.3
Planned Unit Development...    4,302      218,327,450     20.79        50,750        8.272       180.92        716         89.3
Low-rise Condominium.......    1,651       67,500,591      6.43        40,885        8.293       179.36        719         89.1
2 Family Home..............      264       15,039,889      1.43        56,969        8.611       180.26        712         86.4
High-rise Condominium......      113        5,775,333      0.55        51,109        8.419       179.97        727         88.2
4 Family Home..............       49        3,101,441      0.30        63,295        9.459       179.77        710         86.7
3 Family Home..............       50        3,091,134      0.29        61,823        9.154       185.22        712         84.6
2-4 Family Home............        1           30,000       (1)        30,000       10.375       180.00        693         99.2
                          ------------------------------------------
  Total...............        22,134   $1,049,999,992    100.00%
                          ==========================================
------------
(1) Less than 0.01%.


                                                    Purposes of Mortgage Loans

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
                            Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Loan Purpose                  Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
 Refinance (cash-out)....    12,038    $  611,512,218      58.24%      50,798        7.793       179.06       705         82.0
 Purchase................     7,641       319,681,036      30.45       41,838        8.761       181.34       727         95.6
 Refinance (rate/term)...     2,455       118,806,739      11.31       48,394        7.805       179.84       712         84.5
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992     100.00%
                          ==========================================



                                                        Occupancy Types(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
                            Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Occupancy Type                Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
Owner Occupied........       20,898    $1,005,605,497     95.77%      48,120         8.051       179.83       712         86.4
Secondary Residence...          605        22,257,673      2.12       36,790         8.537       180.20       728         88.1
Investment Property...          631        22,136,822      2.11       35,082         9.344       180.09       714         83.6
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992    100.00%
                          ==========================================


----------
(1)  Based upon representations of the related borrowers at the time of origination.


CWHEQ 2006-S2



                                                  Remaining Terms to Maturity(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
Range of                       of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Remaining Terms to          Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Maturity (Months)             Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
1 - 120...............          537    $   17,697,936      1.69%      32,957        7.754       119.76        713         77.5
121 - 180.............       21,405     1,023,098,634     97.44       47,797        8.084       179.65        712         86.5
181 - 300.............           56         3,126,113      0.30       55,823        9.801       238.69        680         92.3
301 - 360.............          136         6,077,310      0.58       44,686        9.005       357.81        703         92.3
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992    100.00%
                          ==========================================
------------
(1)  As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 180 months.


                                                      Documentation Programs

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Documentation               Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Program                       Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
----------------           ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
Streamlined...........        7,380    $  355,411,818     33.85       48,159         7.446      178.23        713          80.9
Reduced...............        4,880       281,072,755     26.77       57,597         8.691      180.00        712          88.1
Full..................        4,735       213,155,922     20.30       45,017         8.338      182.08        709          90.5
Alternative...........        3,589       145,377,696     13.85       40,506         8.193      180.48        705          90.2
Super-Streamlined.....        1,550        54,981,801      5.24       35,472         7.925      179.22        738          87.8
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992    100.00%
                          ==========================================


CWHEQ 2006-S2



                                                       FICO Credit Scores(1)

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Range of                    Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
FICO Credit Scores            Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
------------------         ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
Greater than 820.......           1    $       53,933      0.01%       53,933        8.375       178.00       830         100.0
801 - 820..............         352        14,447,501      1.38        41,044        7.640       179.62       807          82.3
781 - 800..............       1,285        54,862,349      5.22        42,694        7.743       179.65       789          84.7
761 - 780..............       2,132        96,173,777      9.16        45,110        7.791       179.35       770          85.6
741 - 760..............       2,727       126,036,368     12.00        46,218        7.803       179.74       750          86.3
721 - 740..............       3,165       150,059,586     14.29        47,412        7.868       179.91       730          86.9
701 - 720..............       3,545       179,642,517     17.11        50,675        7.972       179.39       710          87.6
681 - 700..............       3,344       162,047,134     15.43        48,459        8.171       179.31       690          87.1
661 - 680..............       2,839       136,955,262     13.04        48,241        8.348       180.60       671          87.0
641 - 660..............       1,587        75,498,722      7.19        47,573        8.784       181.12       651          85.2
621 - 640..............       1,090        51,489,977      4.90        47,239        8.866       180.58       631          83.7
601 - 620..............          63         2,600,519      0.25        41,278        9.237       178.10       617          85.6
581 - 600..............           4           132,347      0.01        33,087        8.104       175.56       595          87.3
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992    100.00%
                          ==========================================

(1) As of the Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 712.



                                                     Prepayment Charge Periods

                                                                                                                        Weighted
                                                                                              Weighted                  Average
                                                                      Average     Weighted     Average     Weighted     Original
                             Number       Aggregate                  Principal     Average    Remaining     Average     Combined
                               of         Principal       % of        Balance      Current     Term to       FICO       Loan-to-
Prepayment Charge           Mortgage       Balance      Mortgage    Outstanding    Mortgage    Maturity     Credit       Value
Period (Months)               Loans      Outstanding      Loans         ($)        Rate (%)    (Months)      Score      Ratio (%)
------------------         ----------  --------------  ----------- ------------- ------------ ----------- ------------ -----------
0.....................       14,289    $  641,649,059     61.11%       44,905        8.476      180.24        714          88.8
6.....................           43         2,928,881      0.28        68,114        9.922      183.85        686          90.1
12....................          408        24,246,748      2.31        59,428        7.757      178.75        707          82.7
24....................           68         3,733,567      0.36        54,905        9.850      177.43        694          94.5
36....................        2,189        84,275,365      8.03        38,499        7.822      180.40        710          89.6
60....................        5,137       293,166,371     27.92        57,070        7.304      178.91        711          80.5
                          ------------------------------------------
  Total...............       22,134    $1,049,999,992    100.00%
                          ==========================================
